SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON,  DC  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                DECEMBER 27, 2000

                                 DATE OF REPORT
                        (DATE OF EARLIEST EVENT REPORTED)

                              POWERCOLD CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEVADA                 33-19584                 23-2582701
    (STATE OF INCORPORATION) (COMMISSION FILE NO.) (IRS EMPLOYER IDENT. NO.)

                               103 GUADALUPE DRIVE
                               CIBOLO, TEXAS 78108
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                       210 659-8450
                         (REGISTRANT'S TELEPHONE NUMBER)

ITEM  1  -  CHANGES  IN  CONTROL  OF  REGISTRANT
     None

ITEM  2  -  ACQUISITION  OR  DISPOSITION  OF  ASSETS
     None

ITEM  3  -  BANKRUPTCY  OR  RECEIVERSHIP
     None

ITEM  4  -  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT
     None
ITEM  5  -  OTHER  EVENTS

     A Technology License Agreement by and between Steven J. Clark, Energy Engineering, Inc., and Total Comfort Solutions, Inc. (Licensors) and PowerCold Corporation (Licensee) was approved by the Registrant's Board of Directors on December 27, 2000.

     The Licensors have granted the Licensee an exclusive non-transferable license for the Intellectual Property and a Patented Heating and Air Conditioning System (U.S. Patent No. 5,183,102) known as the Integrated Piping System Technology, which was developed and patented by Steven J. Clark and the Montana Power Company, as an energy efficient heating and cooling system for buildings.

     The Registrant has incorporated a new wholly owned entity, Ultimate Comfort Systems, Inc., to design, engineer, manufacture/package and market the Technology. The Registrant has retained three key employees, including Steven
J.  Clark,  appointed  President  of  Ultimate  Comfort  Systems,  Inc.


ITEM  6  -  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS
     None

ITEM  7  -  FINANCIAL  STATEMENTS,  PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     None

ITEM  8  -  CHANGE  IN  FISCAL  YEAR
     None

                              POWERCOLD CORPORATION
                                    FORM 8-K


                                   Signatures

In accordance with the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


POWERCOLD  CORPORATION

/s/ Francis L. Simola
---------------------------------
Francis  L.  Simola
President  and  CEO


Date:  December  27,  2000